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                                                                 EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 25, 1998, which appears on page F-1 of Acacia Research Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


PricewaterhouseCoopers LLP
Los Angeles, California
August 24, 1998